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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): March 30, 2001



                              CAMDEN PROPERTY TRUST
             (Exact name of Registrant as specified in its Charter)


      Texas                        1-12110                       76-6088377

(State or other           (Commission file number)           (I.R.S. Employer
jurisdiction of                                           Identification Number)
incorporation or
 organization)


             Three Greenway Plaza, Suite 1300, Houston, Texas 77046
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (713) 354-2500



                                 Not applicable
          (Former name or former address, if changed since last report)




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Item 5. Other Events.

     Camden Property Trust, a Texas real estate investment trust, will redeem all of its issued and outstanding Series A Cumulative Convertible Preferred Shares of Beneficial Interest on April 30, 2001. The form of notice of redemption to the holders of such shares and a press release are filed as exhibits hereto.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)    Exhibits.

                99.1 Form of Notice of Redemption to the Holders of Series A Cumulative Convertible Preferred Shares, dated March 30, 2001

                99.2     Press Release, dated April 2, 2001


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 3, 2001
                                        CAMDEN PROPERTY TRUST



                                        By:    /s/ Dennis M. Steen
                                        ----------------------------------------
                                               Dennis M. Steen
                                               Vice President - Controller and
                                               Chief Accounting Officer


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                              CAMDEN PROPERTY TRUST
                                INDEX TO EXHIBITS

EXHIBIT                                                                    PAGE
-------                                                                    ----

99.1       Form of Notice of  Redemption to the Holders of Series
           A Cumulative Convertible Preferred Shares, dated March
           30, 2001

99.2       Press Release, dated April 2, 2001